CASE NO. CV-C-03-1007


   IN THE FOURTH JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
                  IN AND FOR THE COUNTY OF ELKO
______________________________________

ANTICLINE URANIUM, INC., a Nevada
corporation,
                                   PETITION FOR FAIRNESS HEARING
               Petitioner,

and

LIPIDVIRO TECH, INC., a Utah
corporation,

               Respondent.
_______________________________________

          Anticline Uranium, Inc. Submits the following Petition for Fairness Hearing.

Parties:

          1.   Petitioner, Anticline Uranium, Inc., is a publicly-held
Nevada corporation, with its principal office in Elko, Nevada, and has entered into an Agreement and Plan of Reorganization, a true and correct coy of which is attached hereto as Exhibit "A", by which Lipidviro Tech, Inc., a Utah corporation, will be acquired as a wholly owned subsidiary of Petitioner.

          2. The following persons and entities are bona fide shareholders of Lipidviro Tech, Inc., and hold the number of shares of common stock and warrants indicated:

                         Number of           Number of Anticline
                         Lipidviro securities/    Shares/Warrants to be
Name of Shareholder      Warrants Owned      Received in Exchange
-------------------           ---------------------   ---------------------

Blackfriars Limited           940,000*            940,000*
MultiMarketing Concepts, Inc.      325,000*            325,000*
SBT Entretenimento, SA             325,000*            325,000*
Kilodyne, SA                  325,000*            325,000*
Adina Hamik                         25,000**            25,000**
Ken Hamik                       3,750**             3,750**
Lombard, Inc.                     7,900,000**             7,900,000**

TOTALS:                           9,843,750 shares        9,843,750 shares
                                  1,915,000 "A" and       1,915,000 "A" and
                                     "B" Warrants            "B" Warrants

Basis for Petition

          3. Petitioner Anticline is seeking to acquire all the issued and outstanding securities of Petitioner Lipidviro Tech, Inc., in exchange for the issuance of a total of 9,843,750 shares of common stock and 1,915,000 "A" and "B" warrants to Petitioner's shareholders on a pro rata basis.

          4. In order for Petitioner's shareholders to receive the contemplated issuance of securities by Anticline in accordance with federal and Nevada securities laws, said securities must be issued pursuant to a registration statement or an exemption from registration.

          5. Section 5(a) of the Securities Act of 1933 (15 U.S.C. '787a, et seq.) States, "Unless a registration statement is in effect as to a security, it shall be unlawful for any person, directly or indirectly (1) to make use of any means or instruments of ... communication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise; or (2) to carry or cause to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale."

          6. Section 3(a)(10) of the Securities Act of 1933, upon which Petitioner relies for the basis of this Petition for Fairness Hearing, states, "Except as hereinafter expressly provided, the provisions of this title (the Securities Act of 1933) shall not apply to any of the following classes of securities: (10) ... any security which is issued in exchange for one or more bona fide outstanding securities, claims or property interests, or partly in exchange and partly for cash, where the terms and conditions of such issuance of exchange are approved, after a hearing upon the fairness of the terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court ..."

The Hearing

          7.   At the requested fairness hearing, the Court must:

          A. Determine that the securities being issued are in exchange for securities, claims or property interests and not solely for cash;

          B. Find that the terms and conditions of the exchange are fair to those to whom the securities will be issued;

          C. Actually hold a fairness hearing, which must be open to anyone to whom the securities are to be issued, and adequate notice must be given to said persons. Revised SEC Staff Legal bulletin No. 3 (October 20, 1999);

          8. Based upon the Agreement and Plan of Reorganization, the Memorandum in Support of Petition for Fairness Hearing, as well as testimony and evidence to be proffered at the fairness hearing, Petitioner requests that the Court find the terms of the exchange of securities to be fair.

          WHEREFORE, Petitioner hereby petitions this Court to hold a fairness hearing to conclude that:

          1. The terms and conditions of the Agreement and Plan of Reorganization are fair to the securities holders of Lipidviro Tech, Inc.'

          2. For any such other and further relief as the Court may deem appropriate under the circumstances.

          DATED this 24th day of December, 2003.


                              /s/ David D. Loreman, Esq.
                              --------------------------------------
                              David D. Loreman, Esq.
                              993 Court Street
                              Elko, Nevada 89801
                              (775) 738-6606
                              Attorney for Petitioner